UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2009 (November 9, 2009)

Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255
(Commission File Number)	(IRS Employer Identification No.)

7 Custom House Street, Portland, ME	04101
(Address of Principal Executive Offices)	(Zip Code)

860-293-2006

(Registrant’s Telephone Number, Including Area Code)

10 Columbus Boulevard, Hartford, CT 06106

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02	Results of Operations and Financial Condition

Magellan Petroleum Corporation (the “Company”) reported certain information about its financial condition for the fiscal quarter ended September 30, 2009 in its President’s letter to shareholders included in its annual report for the fiscal year ended June 30, 2009 distributed to shareholders on or about November 9, 2009. A copy of the President’s letter to shareholders is furnished herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

On November 11, 2009, the Company issued a press release discussing the Company’s financial results for the fiscal quarter ended September 30, 2009. A copy of this press release is furnished herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

The information under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	President’s Letter in Annual Report, November 2009.

99.2	Company press release, dated November 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By:	/S/ DANIEL J. SAMELA
Name:	Daniel J. Samela
Title:	Chief Financial Officer, Chief Accounting Officer and Treasurer

Dated: November 12, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	President’s Letter in Annual Report, November 2009.

99.2	Company press release, dated November 11, 2009.